UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2013

Date of reporting period: 09/30/2012

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

September 30, 2012

NICHOLAS FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

November 2012

Report to Fellow Shareholders:

     For the six-month period ended September 30, 2012, Nicholas Fund produced a 2.79% return compared to 3.43% for the Standard & Poor’s 500 Index. As of September 30, 2012, the one year results were as follows: Nicholas Fund up 27.80% and the S&P 500 Index up 30.20%.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended September 30, 2012.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year	Life (1)
Nicholas Fund, Inc	27.80%		14.76%		4.87%		8.35%		10.64%
Standard & Poor’s 500 Index	30.20%		13.20%		1.05%		8.01%		9.78%
Consumer Price Index	2.00%		2.34%		2.10%		2.50%		4.36%
Ending value of $10,000 invested
in Nicholas Fund, Inc	$12,780		$15,113		$12,684		$22,290		$790,691
Fund’s Expense Ratio
(from 07/31/12 Prospectus including Acquired Funds Fees and Expenses): 0.77%(2)

(1) The life of the Fund is 43.2 years from the date of its initial public offering, July 14, 1969. Starting time period for the Standard & Poor’s 500 Index and the Consumer Price Index was June 30, 1969.

(2) The expense ratio does not correlate to the ratio of expenses to average net assets provided in the Fund’s financial highlights. The financial highlights reflect the operating expenses of the Fund and do not include the indirect expenses incurred as a result of acquiring investments in shares of one or more other investment companies (Acquired Fund Fees and Expenses).

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2012, 93.84% of the Fund’s net assets were invested in equities with 6.16% in cash equivalents. The diversified portfolio consisted of 44 stocks. The Fund’s top five holdings were Affiliated Managers Group, Valeant Pharmaceuticals, MasterCard - Class A, W.W. Grainger and Gilead Sciences. These five holdings accounted for approximately 20% of the Fund’s holdings. Along with being some of the Fund’s largest holdings, Gilead Sciences, Affiliated Managers Group and Snap-on were positive contributors to the Fund’s performance, whereas O’Reilly Automotive, Woodward and Johnson Controls were detractors. The largest industry concentrations were consumer discretionary 19%, health care 18%, financials 17% and industrials 15%.

     The U.S. economy is mired in a tepid recovery from the 2008-2009 Great Recession. Moreover, the world economy is contracting with Europe in recession and the rate of growth slowing in China. Because of political gridlock in Washington, D.C., we do not foresee any policy moves to change the outlook until after the November election. Interest rates, as set by the Federal Reserve Board, are at historical lows (Fed Funds at 0.00 to 0.25 basis points). Unemployment is unacceptably high. Two positives worth noting are improvement in the housing market and the rising stock market. This improves consumer net worth. Also, there have been over 275 fiscal and monetary moves (tax cuts and credit easing) over the last 13 months by governments all over the world in an attempt to stimulate their economies.

     Even though the stock market has been moving higher (with corrections) for 42 months (since March 9, 2009), we see cogent reasons to be constructive on equities. First, the Federal Reserve Board continues to ease credit conditions and supply liquidity to the markets. Second, bond prices appear fully valued and unattractive. Stocks seem relatively more attractive. And third, there is immense skepticism in the stock market. This is confirmed by the fact that the public is liquidating equity mutual funds and buying bond mutual funds. That the public is doing the wrong thing at the wrong time is nothing new in the history of investing. Lastly, bull markets typically end when valuations are extreme, the Fed is tightening monetary policy, and investors are over-enthusiastic about potential equity returns, none of which are currently happening.

     As we view conditions in the economy and the stock market, stock selection has become extremely important. We feel this is our strength. Finally, the returns table above details what can be achieved over the long term, with patience. $10,000 invested in Nicholas Fund on July 14, 1969 has grown to $790,691 at September 30, 2012. This return was accomplished over 43.2 years.

     Thank you for your continued interest in the Fund. We are mindful of our responsibility and grateful for the trust placed in us by our shareholders.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Basis Point - One hundredth of a percentage point. For example 50 basis points equals .50%.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

.

Financial Highlights (NICSX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2012			Years Ended March 31,
	(unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$47.85		$48.18	$44.00	$27.71	$45.03	$57.85
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.05		.14	.09	.04	.18	.21
Net gain (loss) on securities
(realized and unrealized)	1.20		3.07	7.87	16.34	(12.72)	(2.85)
Total from investment
operations	1.25		3.21	7.96	16.38	(12.54)	(2.64)
LESS DISTRIBUTIONS
From and in excess of net
investment income	(.01)		(.19)	(.03)	(.09)	(.17)	(.23)
From net capital gain	(.86)		(3.35)	(3.75)	—	(4.61)	(9.95)
Total distributions	(.87)		(3.54)	(3.78)	(.09)	(4.78)	(10.18)
NET ASSET VALUE,
END OF PERIOD	$48.23		$47.85	$48.18	$44.00	$27.71	$45.03

TOTAL RETURN	2.79	%(1)	7.40%	19.62%	59.21%	(31.70)%	(6.47)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$1,679.6		$1,686.5	$1,673.9	$1,513.1	$1,033.2	$1,690.7
Ratio of expenses
to average net assets	.74	%(2)	.75%	.76%	.78%	.77%	.75%
Ratio of net investment income
to average net assets	.23	%(2)	.31%	.20%	.11%	.50%	.37%
Portfolio turnover rate	22.29	%(2)	20.60%	22.10%	27.84%	31.79%	31.18%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2012 (unaudited)

Fund Expenses

For the six month period ended September 30, 2012 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/12	09/30/12	04/01/12 - 09/30/12
Actual	$1,000.00	$1,027.90	$3.75
Hypothetical	1,000.00	1,021.30	3.74
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 182 then divided by 364 to reflect the one-half year period.

Schedule of Investments
September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.84%
	Consumer Discretionary – Automobiles & Components — 2.04%
1,250,000	Johnson Controls, Inc	$34,250,000
	Consumer Discretionary – Durables & Apparel — 1.94%
402,014	Polaris Industries Inc	32,510,872
	Consumer Discretionary – Retailing — 14.47%
1,428,600	Aaron’s, Inc	39,729,366
779,100	Jos. A. Bank Clothiers, Inc.*	37,770,768
2,038,018	LKQ Corporation*	37,703,333
662,476	O’Reilly Automotive, Inc.*	55,396,243
866,160	Penske Automotive Group, Inc	26,062,754
654,786	Sally Beauty Company, Inc.*	16,428,581
615,000	Signet Jewelers Limited	29,987,400
		243,078,445
	Consumer Staples – Food & Staples Retailing — 3.15%
1,450,000	Walgreen Co	52,838,000
	Consumer Staples – Food, Beverage & Tobacco — 4.05%
500,000	Philip Morris International Inc	44,970,000
774,800	Seneca Foods Corporation – Class A*+	23,135,528
		68,105,528
	Energy — 4.55%
250,000	Apache Corporation	21,617,500
671,835	Kinder Morgan Management, LLC*	51,328,202
100,000	Kinder Morgan, Inc	3,552,000
		76,497,702
	Financials – Banks — 2.16%
1,050,000	Wells Fargo & Company	36,256,500
	Financials – Diversified — 7.52%
706,174	Affiliated Managers Group, Inc.*	86,859,402
1,734,785	Leucadia National Corporation	39,466,359
		126,325,761
	Financials – Insurance — 4.84%
845,000	Aon plc	44,185,050
900,000	Loews Corporation	37,134,000
		81,319,050
	Financials – Real Estate — 2.16%
1,550,000	CBRE Group Inc.*	28,535,500
721,671	Cohen & Steers Quality Income Realty Fund, Inc	7,750,747
		36,286,247

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.84% (continued)
	Health Care – Equipment & Services — 5.87%
270,000	C.R. Bard, Inc	$28,255,500
557,500	Covidien plc	33,126,650
213,127	DaVita, Inc.*	22,082,088
265,100	Sirona Dental Systems, Inc.*	15,100,096
		98,564,334
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 12.50%
870,000	Gilead Sciences, Inc.*	57,707,100
154,400	Mettler-Toledo International Inc.*	26,362,256
825,688	Thermo Fisher Scientific Inc	48,575,225
1,400,000	Valeant Pharmaceuticals International, Inc.*	77,378,000
		210,022,581
	Industrials – Capital Goods — 9.92%
590,000	A.O. Smith Corporation	33,948,600
721,100	Snap-on Incorporated	51,825,457
278,910	W.W. Grainger, Inc	58,116,477
668,095	Woodward Inc	22,701,868
		166,592,402
	Industrials – Commercial & Professional Services — 3.76%
1,403,000	Copart, Inc.*	38,905,190
37,847	Healthcare Services Group, Inc	865,561
850,000	Republic Services, Inc	23,383,500
		63,154,251
	Industrials – Transportation — 1.65%
500,000	Kirby Corporation*	27,640,000
	Information Technology — Software & Services — 6.07%
271,700	Fiserv, Inc.*	20,113,951
140,000	MasterCard Incorporated – Class A	63,207,200
425,700	Solera Holdings, Inc	18,675,459
		101,996,610
	Materials — 7.19%
450,000	AptarGroup, Inc	23,269,500
1,250,000	Ball Corporation	52,887,500
463,725	Stepan Company	44,573,247
		120,730,247
	TOTAL COMMON STOCKS
	(cost $990,296,893)	1,576,168,530

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 5.75%
	Commercial Paper — 5.59%
$6,350,000	Nissan Motor Acceptance Corporation 10/01/12, 0.39%	$6,350,000
2,690,000	Integrys Energy Group, Inc. 10/02/12, 0.40%	2,689,970
5,000,000	Kinder Morgan Energy Partners L.P. 10/02/12, 0.46%	4,999,936
5,000,000	Stanley Black & Decker Inc. 10/03/12, 0.35%	4,999,903
4,000,000	Weatherford International Ltd. 10/04/12, 0.43%	3,999,857
6,000,000	Marriott International, Inc. 10/05/12, 0.30%	5,999,800
2,000,000	Devon Energy Corporation 10/09/12, 0.25%	1,999,889
2,445,000	VW Credit, Inc. 10/09/12, 0.35%	2,444,810
5,050,000	B.A.T. International Finance p.l.c. 10/10/12, 0.40%	5,049,495
3,000,000	Stanley Black & Decker Inc. 10/10/12, 0.35%	2,999,737
2,905,000	Stanley Black & Decker Inc. 10/11/12, 0.33%	2,904,734
4,600,000	VW Credit, Inc. 10/11/12, 0.38%	4,599,514
1,050,000	Bemis Company, Inc. 10/12/12, 0.35%	1,049,888
2,000,000	Valspar Corporation 10/12/12, 0.37%	1,999,774
3,462,000	VW Credit, Inc. 10/15/12, 0.35%	3,461,529
3,570,000	Stanley Black & Decker Inc. 10/16/12, 0.34%	3,569,494
3,000,000	Valspar Corporation 10/16/12, 0.35%	2,999,563
900,000	Bacardi Corporation 10/17/12, 0.42%	899,832
2,000,000	General Mills, Inc. 10/17/12, 0.27%	1,999,760
4,450,000	General Mills, Inc. 10/17/12, 0.28%	4,449,446
2,860,000	Bemis Company, Inc. 10/19/12, 0.35%	2,859,499
5,650,000	Hitachi Capital America Corp. 10/24/12, 0.45%	5,648,376
3,675,000	General Mills, Inc. 10/29/12, 0.32%	3,674,085
5,000,000	Verizon Communications Inc. 11/13/12, 0.33%	4,998,029
4,824,000	General Mills, Inc. 12/10/12, 0.34%	4,820,811
2,500,000	Verizon Communications Inc. 12/12/12, 0.38%	2,498,100
		93,965,831
	Variable Rate Security — 0.16%
2,636,647	Fidelity Institutional Money Market Fund – Class I	2,636,647
	TOTAL SHORT-TERM INVESTMENTS
	(cost $96,602,478)	96,602,478
	TOTAL INVESTMENTS
	(cost $1,086,899,371) — 99.59%	1,672,771,008
	OTHER ASSETS, NET OF LIABILITIES — 0.41%	6,858,683
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$1,679,629,691

+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 4)
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2012 (unaudited)

ASSETS
Investments in securities at value —
Nonaffiliated issuers (cost $1,068,966,041) —
see accompanying schedule of investments	$1,649,635,480
Affiliated issuers (cost $17,933,330) —
see accompanying schedule of investments (Note 4)	23,135,528
Total investments	1,672,771,008
Receivables —
Investment securities sold	6,840,433
Dividend and interest	990,619
Total receivables	7,831,052
Other	142,941
Total assets	1,680,745,001

LIABILITIES
Payables —
Due to adviser —
Management fee	814,310
Accounting and administrative fee	31,177
Total due to adviser	845,487
Other payables and accrued expense	269,823
Total liabilities	1,115,310
Total net assets	$1,679,629,691

NET ASSETS CONSIST OF
Paid in capital	$1,048,897,208
Net unrealized appreciation on investments	585,871,637
Accumulated undistributed net realized gain on investments	42,957,995
Accumulated undistributed net investment income	1,902,851
Total net assets	$1,679,629,691

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (34,827,183 shares outstanding)	$48.23

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2012 (unaudited)

INCOME
Dividend (net of foreign taxes of $49,007)	$7,835,572
Interest	108,857
Total income	7,944,429

EXPENSES
Management fee	5,284,185
Transfer agent fees	341,105
Accounting and administrative fees	202,279
Postage and mailing	54,558
Custodian fees	40,512
Insurance	37,658
Printing	23,094
Registration fees	17,423
Audit and tax fees	14,000
Directors’ fees	12,100
Accounting system and pricing service fees	5,162
Legal fees	4,419
Other operating expenses	4,855
Total expenses	6,041,350
Net investment income	1,903,079

NET REALIZED GAIN ON INVESTMENTS	42,961,112

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(501,795)
Net realized and unrealized gain on investments	42,459,317
Net increase in net assets resulting from operations	$44,362,396

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended September 30, 2012 (unaudited) and the year ended March 31, 2012

	Six Months
	Ended
	09/30/2012	Year Ended
	(unaudited)	03/31/2012
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$1,903,079	$4,900,796
Net realized gain on investments	42,961,112	87,173,357
Change in net unrealized appreciation/depreciation
on investments	(501,795)	22,229,301
Net increase in net assets
resulting from operations	44,362,396	114,303,454

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(503,286)	(6,337,261)
From net realized gain on investments	(29,906,842)	(115,161,091)
Total distributions	(30,410,128)	(121,498,352)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(260,245 and 710,727 shares, respectively)	12,013,954	32,438,003
Reinvestment of distributions
(644,778 and 2,555,125 shares, respectively)	28,357,325	113,181,975
Cost of shares redeemed
(1,325,671 and 2,764,363 shares, respectively)	(61,177,039)	(125,861,435)
Change in net assets derived
from capital share transactions	(20,805,760)	19,758,543
Total increase (decrease) in net assets	(6,853,492)	12,563,645

NET ASSETS
Beginning of period	1,686,483,183	1,673,919,538
End of period (including accumulated undistributed
net investment income of $1,902,851
and $503,058, respectively)	$1,679,629,691	$1,686,483,183

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2012 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended March 31, 2012.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term variable rate securities are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.
Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$1,576,168,530
Variable Rate Security	2,636,647
Level 2 –
Commercial Paper	93,965,831
Level 3 –
None	—
Total	$1,672,771,008
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended September 30, 2012 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30,
2012 and the year ended March 31, 2012 was as follows:

	09/30/2012	03/31/2012
Distributions paid from:
Ordinary income	$503,286	$10,343,956
Long-term capital gain	29,906,842	111,154,396
Total distributions paid	$30,410,128	$121,498,352

As of September 30, 2012, investment cost for federal tax purposes was
$1,086,899,371 and the tax basis components of net assets were as follows:

Unrealized appreciation	$602,971,839
Unrealized depreciation	(17,100,202)
Net unrealized appreciation	$585,871,637

There were no differences between the book-basis and tax-basis components of net assets.

As of September 30, 2012, the Fund had no tax deferral of wash loss sales.

As of March 31, 2012, the Fund had no capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of
2010 (the “RIC Act”) was enacted. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies
(“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with assets diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31. The provisions related to the RIC Act for qualification testing were effective for the March 31, 2011 taxable year. All other provisions under the RIC Act are effective for the March 31, 2012 taxable year.

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2012. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At
September 30, 2012, the fiscal years 2009 through 2012 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2012. There have been no significant subsequent events since September 30, 2012 that would require adjustment to or additional disclosure in these financial statements.

(i) In May 2011, the Financial Accounting Standards Board (“FASB”) issued
Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally
Accepted Accounting Principles (“U.S. GAAP”) and International Financial
Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820,
“Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within these fiscal years. The Fund has disclosed the applicable requirements of this accounting standards in its financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million and .65% of the average net asset value in excess of $50 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made

Notes to Financial Statements (continued)
September 30, 2012 (unaudited)

at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,169 for the period ended September 30,
2012 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended September 30, 2012, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$174,314,980 and $235,076,376, respectively.

(4) Transactions with Affiliates —
Following is a summary of fiscal 2013 transactions with “affiliated companies” as defined by the Investment Company Act of 1940:

		Share Activity
	Balance			Balance
Security Name	03/31/12	Purchases	Sales	09/30/12
Seneca Foods
Corporation – Class A	774,800	—	—	774,800

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
September 30, 2012	48.23	0.0144	(a)	0.8557	(a)	17.7	790,691

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on June 7, 2012 to shareholders of record on June 6, 2012.

Approval of Investment Advisory Contract

(unaudited)

In April 2012, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2013. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2012, the management fee was 0.65% and the Fund’s total expense ratio (including the management fee) was 0.75%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid- and large-cap blend and growth focused funds with similar asset sizes. In terms of the peer group data used for performance comparisons, the Fund was ranked 2nd, 14th, 9th and 26th out of 31 funds for the one-, three-, five- and ten-year periods ending March 31, 2012. The Fund had the eighth lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/69	*	09/30/02
Number of years investing $100 each month
following the date of initial investment	43.2		10
Total cash invested	$52,900		$13,000
Total dividend and capital gain distributions reinvested	$1,166,366		$6,610
Total full shares owned at 09/30/12	25,029		418
Total market value at 09/30/12	$1,207,166		$20,161

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Directors and Officers

ALBERT O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: 11/13/2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: 11/13/2012

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: 11/13/2012